UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 4, 2025

Date of Report (date of earliest event reported)

Cyclacel Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Level 10, Tower 11, Avenue 5, No. 8

Jalan Kerinchi, Kuala Lumpur, Malaysia 59200

(Address of principal executive offices) (Zip code)

(908) 517-7330

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYCC	The Nasdaq Capital Market
Preferred Stock, $0.001 par value	CYCCP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 4, 2025, Cyclacel Pharmaceuticals, Inc. (the “Company”) entered into a Warrant Exchange Agreement (the “Exchange Agreement”) with certain accredited investors (the “Holders”) of existing Series C common stock purchase warrants (the “Exchanged Warrants”) to purchase an aggregate of 559,395 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The Exchanged Warrants were originally issued pursuant to a securities purchase agreement, dated as of June 20, 2025 by and between the Company and each Holder. Pursuant to the Exchange Agreement, the Company agreed to exchange with the Holders, respectively, the Exchanged Warrants for an aggregate of 559,395 shares of Common Stock (the “New Shares”).

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Exchange Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference. The New Shares will be issued without registration under the Securities Act of 1933, as amended, in reliance on the exemption provided by Section 3(a)(9).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Form of Warrant Exchange Agreement
104	Cover Page Interactive Data File (embedded within the XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 4, 2025	Cyclacel Pharmaceuticals, Inc.

	By:	/s/ Datuk Dr. Doris Wong Sing Ee
	Name:	Datuk Dr. Doris Wong Sing Ee
	Title:	Chief Executive Officer and Executive Director

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